UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 24, 2008

GSI GROUP INC.
(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike, Bedford, Massachusetts 01730
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 24, 2008, GSI Group Inc. (the “Company”) issued a press release announcing the restructuring of its Rugby, UK based laser business.  A copy of the press release is attached as Exibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

Item 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Bedford (MA) December 24, 2008 - GSI Group Inc. (Nasdaq: GSIG) today announced the restructuring of its Rugby, UK based laser business.  All volume manufacturing of legacy laser products will be moved from the UK to other GSI and former Excel Technology laser manufacturing sites.  The Rugby, UK business will now be focused on advanced laser development and on production of the Company’s newest fiber laser products. The Company will relocate the operation from its existing building to a more appropriate facility in the Rugby area.

This restructuring is expected to cost approximately $6.3M including a non-cash land and building impairment charge of approximately $3.6 million, employee termination costs of approximately $1.2 million, inventory write off of approximately $0.9 million and building maintenance and move related costs of approximately $0.6 million.  Total cash-related charges are expected to be approximately $1.8 million. The restructuring is projected to be completed by the end of 2009 and generate annual pre-tax savings in the range of $2.0 to $3.0 million.  For Q4 2008, the Company expects to book a pre-tax restructuring charge of approximately $4.9 million.

(d) Exhibits

99.1	Press Release dated December 24, 2008.*

*
This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

GSI Group Inc.

By:	/s/ Sergio Edelstein
Sergio Edelstein
President and Chief Executive Officer

Date:  December 24, 2008

EXHIBIT INDEX

99.1	Press Release dated December 24, 2008.*

*
This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.